Exhibit 10.1

AMENDMENT NO. 1, dated as of April 28, 2006 (this “Amendment No. 1”), among THE WILLIAM CARTER COMPANY, a Massachusetts corporation (the “Borrower”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), BANK OF AMERICA, N.A., as Administrative Agent, and the Required Lenders, the Term Lenders and the Additional Term 1 Lenders (as defined below), in each case listed on the signature pages hereto, to the Credit Agreement dated as of July 14, 2005 (as amended, supplemented, amended and restated or otherwise modified from time to time) (the “Credit Agreement”) among the Borrower, the Administrative Agent and the Lenders named therein. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

WHEREAS, the Borrower desires to create a new Class of Term 1 Loans under the Credit Agreement having identical terms with, having the same rights and obligations under the Loan Documents as and in the same aggregate principal amount as, the Term Loans, as set forth in the Credit Agreement and Loan Documents, except as such terms are amended hereby;

WHEREAS, each Term Loan Lender who executes and delivers this Amendment No. 1 shall be deemed, upon effectiveness of this Amendment No. 1, to have exchanged its Term Loan Commitment and Term Loans (which Term Loan Commitment and Term Loans shall thereafter be deemed terminated) for a Term 1 Loan Commitment and Term 1 Loans in the same aggregate principal amount as such Lender’s Term Loans, and such Lender shall thereafter become a Term 1 Loan Lender;

WHEREAS, each Person who executes and delivers this Amendment No. 1 as an Additional Term 1 Loan Lender will make Term 1 Loans on the effective date of this Amendment No. 1 to the Borrower, the proceeds of which will be used by the Borrower to repay in full the outstanding principal amount of Term Loans of Non-Consenting Term Loan Lenders;

WHEREAS, the Borrower shall pay to each Term Loan Lender all accrued and unpaid interest on its Term Loans to, but not including, the date of effectiveness of this Amendment No. 1 on such date of effectiveness;

WHEREAS, the Borrower desires to make certain other changes to the Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Amendments Relating to Term 1 Loans.

Section 1.01 of the Credit Agreement is hereby amended by deleting clause (b) of the definition of “Applicable Rate” in its entirety and replacing it with the following:

“(b)(i) 0.50% with respect to Term 1 Loans that are Base Rate Loans and (ii) 1.50% with respect to Term 1 Loans that are Eurodollar Rate Loans.”

Section 2.05 of the Credit Agreement is hereby amended by adding to the end of such Section new paragraphs (i) and (j) as follows:

“(i)          Notwithstanding the foregoing, 100% of the proceeds of all Term 1 Loans shall be used to repay Term Loans and the requirements of Sections 2.05(g) and (h) shall not apply to such proceeds and any repayments made with such proceeds.

(j)            Notwithstanding the foregoing, if the Borrower makes any optional prepayment of Term 1 Loans prior to the one year anniversary of the Amendment No. 1 Effective Date in connection with any Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of  each Term 1 Loan Lender, a prepayment premium of 1% of the amount of such Term 1 Loans being prepaid.”

Section 2.06(b) of the Credit Agreement is hereby amended by adding to the end of such Section new sentence as follows:

“The Term 1 Loan Commitment of each Term 1 Loan Lender shall be automatically terminated on the Amendment No. 1 Effective Date upon the Borrowing of the Term 1 Loans on such date.”

Section 6.11 of the Credit Agreement is hereby amended by adding to the end of such Section a new sentence as follows:

“The Borrower further covenants and agrees that the proceeds of all Term 1 Loan Borrowings hereunder will be used to refinance the existing Term Loans.”

All references to “Term Loan Borrowing,” “Term Loan Commitment,” “Term Loan Lender,” “Term Loan Maturity Date,” “Term Loan Note” and “Term Loans” in the Credit Agreement and the Loan Documents shall be deemed to be references to “Term 1 Loan Borrowing,” “Term 1 Loan Commitment,” “Term 1 Loan Lender,” “Term 1 Loan Maturity Date,” “Term 1 Loan Note” and “Term 1 Loans,” respectively (unless the context otherwise requires).

The Term 1 Loans made on the Amendment No. 1 Effective Date shall not constitute Incremental Term Loans under Section 2.14 of the Credit Agreement.

The following defined terms shall be added to Section 1.01 of the Credit Agreement in alphabetic order:

“Additional Term 1 Loan Commitment” means, with respect to an Additional Term 1 Loan Lender, the commitment of such Additional Term 1 Loan Lender to make Additional Term 1 Loans on the Amendment No. 1 Effective Date, in an amount set forth next to the signature of such Additional Term 1 Loan Lender on Amendment No. 1. The aggregate amount of the Additional Term 1 Loan Commitments of all Additional Term 1 Loan Lenders shall equal the outstanding principal amount of Term Loans of Non-Consenting Term Loan Lenders.

“Additional Term 1 Loan Lender” means a Person with an Additional Term 1 Loan Commitment to make Additional Term 1 Loans to the Borrower on the Amendment No. 1 Effective Date, which for the avoidance of doubt may be an existing Term Loan Lender.

“Additional Term 1 Loan” means a Loan that is made pursuant to Section 2.01(d)(ii) of the Credit Agreement on the Amendment No. 1 Effective Date.

“Amendment No. 1” means Amendment No. 1 to this Agreement dated as of April 28, 2006.

“Amendment No. 1 Effective Date” means April 28, 2006, the date on which all conditions precedent set forth in Section 4 of Amendment No. 1 are satisfied.

“Non-Consenting Term Loan Lender” means each Term Loan Lender that has not executed and delivered a counterpart of Amendment No. 1 on or prior to the Amendment No. 1 Effective Date.

“Repricing Transaction” means the incurrence by any Loan Party of any Indebtedness (including, without limitation, any new or additional term loans under this Agreement) that is secured or is broadly marketed or syndicated to banks and other institutional investors in financings similar to the Credit Agreement (i) having an effective interest rate margin or weighted average yield (to be determined by the Administrative Agent consistent with generally accepted financial practice) that is less than the Applicable Rate for, or weighted average yield (to be determined by the Administrative Agent on the same basis) of, the Term 1

Loans and (ii) the proceeds of which are used to repay, in whole or in part, principal of outstanding Term 1 Loans.

“Term 1 Loan Commitment” means, with respect to a Term Loan Lender, the agreement of such Term Loan Lender to exchange its Term Loans for an equal aggregate principal amount of Term 1 Loans on the Amendment No. 1 Effective Date, as evidenced by such Term Loan Lender executing and delivering Amendment No. 1.

“Term 1 Loan Lender” means a Lender with outstanding Term 1 Loans.

“Term 1 Loan” means an Additional Term 1 Loan or a Loan that is deemed made pursuant to Section 2.01(d)(i).

Section 2.01 of the Credit Agreement is hereby amended by adding the following clause (d) to such Section:

“(d)         (i)  Subject to the terms and conditions hereof and of Amendment No. 1, each Term Loan Lender with a Term 1 Loan Commitment severally agrees to exchange its Term Loans for a like principal amount of Term 1 Loans on the Amendment No. 1 Effective Date;

(ii)  Subject to the terms and conditions hereof and of Amendment No. 1, each Additional Term 1 Loan Lender severally agrees to make Additional Term 1 Loans to the Borrower on the Amendment No. 1 Effective Date in a principal amount not to exceed its Additional Term 1 Loan Commitment on the Amendment No. 1 Effective Date. The Borrower shall prepay all Term Loans of Non-Consenting Term Loan Lenders with the gross proceeds of the Additional Term 1 Loans;

(iii)  The Borrower shall pay to the Term Loan Lenders all accrued and unpaid interest on the Term Loans to, but not including, the Amendment No. 1 Effective Date on such Amendment No. 1 Effective Date and to the Non-Consenting Term Loan Lenders any breakage loss or expense under Section 3.05. The Amendment No. 1 Effective Date shall be deemed the first day of a new Interest Period with respect to the Term 1 Loans; and

(iv)  The Term 1 Loans shall have the same terms as the Term Loans as set forth in the Credit Agreement and Loan Documents, except as modified by this Amendment No. 1. For the avoidance of doubt, the Term 1 Loans (and all principal, interest and other amounts in respect thereof) will constitute “Obligations” under the Credit Agreement and the other Loan Documents and shall have the same rights and obligations under the Credit Agreement and Loan Documents as the Term Loans.”

Other Amendments.

The definition of “Cash Equivalents” in Section 1.01 is hereby amended by deleting clauses (g) through (h) of such definition and replacing such clauses with the following:

“(g) auction rate securities with interest rate or dividend reset date intervals not greater than thirty-five (35) days duration, and whose underlying securities are rated at least AAA or the equivalent thereof by Standard & Poor’s Rating Service or at least Aaa or the equivalent thereof by Moody’s Investors Service Inc.; (h) investments in money market funds substantially all of whose assets comprise securities of the types described in clauses (a) through (g) above; and (i) in the case of Foreign Subsidiaries, Investments made locally of a type comparable to those described in clauses (a) through (h) of this definition.”

The following defined term shall be added to Section 1.01 of the Credit Agreement in alphabetic order:

“Amendment No. 1 Transaction Costs” means the fees, costs and expenses payable by Holdings, the Borrower or any of the Borrower’s Subsidiaries in connection with entering into Amendment No. 1.

Section 1.01 of the Credit Agreement is hereby amended by amending the definition of “Consolidated EBITDA” by (i) deleting the “and” appearing at the end of clause (x) of  such definition; (ii) inserting the word “and” at the end of clause (xi) of such definition and (iii) adding the following clause (xii) immediately following clause (xi) of such definition: “(xi) Amendment No. 1 Transaction Costs;”

Section 7.06(h) of the Credit Agreement is hereby amended by (i) substituting for “1:50” where it appears therein the following: “2:50” and (ii) deleting the phrase “in an amount not to exceed the Cumulative Growth Amount immediately prior to the time of the making of such Restricted Payment” appearing in such Section and replacing it with the following:

“; provided that immediately following any such Restricted Payment, Borrower shall have not less than $75,000,000 of current availability under the Revolving Loan Commitments”

Representations and Warranties. The Borrower represents and warrants to the Lenders as of the date hereof and the Amendment No. 1 Effective Date that:

The execution, delivery and performance of this Amendment No. 1 have been duly authorized by all necessary corporate action by the Borrower, and do not and will not (i) contravene the terms of the Borrower’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which the Borrower is a party or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law, except in the case of clause (b) or (c) as would not reasonably be expected to have a Material Adverse Effect.

Before and after giving effect to this Amendment No. 1, the representations and warranties set forth in the Credit Agreement are true and correct in all material respects on and as of the date of such Credit Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.

At the time of and after giving effect to this Amendment No. 1, no Default or Event of Default has occurred and is continuing.

Conditions to Effectiveness. This Amendment No. 1 shall become effective on the date on which each of the following conditions is satisfied:

The Administrative Agent (or its counsel) shall have received from (i) Lenders constituting (A) the Required Lenders and (B) each Term Loan Lender, or in lieu of one or more Term Loan Lenders, one or more Additional Term 1 Loan Lenders, and (ii) each of the other parties hereto, either (x) a counterpart of this Amendment No. 1 signed on behalf of such party or (y) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment No. 1) that such party has signed a counterpart of this Amendment No. 1;

The Borrower shall have provided the Administrative Agent with a Borrowing request three Business Days prior to the Amendment No. 1 Effective Date with respect to the borrowing of Additional Term 1 Loans on the Amendment No. 1 Effective Date; provided that if the Borrower shall have requested a Borrowing of Eurodollar Rate Loans, the Borrower shall have provided the Administrative Agent with a funding indemnity agreement satisfactory to the Administrative Agent;

Each Term 1 Loan Lender shall have received, if requested, one or more Notes payable to the order of such Lender duly executed by the Borrower in substantially the form of Exhibit C-1 to the Credit Agreement, as modified by this Amendment No. 1, evidencing its Term 1 Loans;

The Borrower shall have paid to all Term Loan Lenders simultaneously with the making of Term 1 Loans hereunder all accrued and unpaid interest on the Term Loans of such Term Loan Lenders to, but not including, the Amendment No. 1 Effective Date on the Amendment No. 1 Effective Date;

The Borrower shall have paid to the Administrative Agent all reasonable costs and expenses (including, without limitation, the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Agents) of the Administrative Agent;

All corporate and other proceedings taken or to be taken in connection with this Amendment No. 1 and all documents incidental thereto, whether or not referred to herein, shall be satisfactory in form and substance to the Administrative Agent; and

At the time of and after giving effect to the Amendment No. 1, no Default or Event of Default has occurred and is continuing.

Expenses. The Borrower agrees to reimburse the Administrative Agent for its and the other Agents’ reasonable out-of-pocket expenses incurred by them in connection with this Amendment No. 1, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent.

Counterparts. This Amendment No. 1 may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment No. 1 by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Headings. The headings of this Amendment No. 1 are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Effect of Amendment. Except as expressly set forth herein, this Amendment No. 1 shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. The Required Lenders agree that the Borrower and the Administrative Agent may enter into an Amended and Restated Credit Agreement after the Amendment No. 1 Effective Date in form and substance satisfactory to the Administrative Agent to give effect to this Amendment No. 1. By executing and delivering a copy hereof, each Loan Party hereby agrees and confirms that all Loans and Obligations (including, without limitation, the Term 1 Loans) shall be fully guaranteed by Holdings and Subsidiary Guarantors pursuant to the Guarantee Agreement and shall be fully secured pursuant to the Security Documents.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed as of the date first above written.

THE WILLIAM CARTER COMPANY

By:
Name:
Title:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

[LENDER], as a Lender

By:
Name:
Title:

[LENDER], as an Additional Term 1 Lender

By:
Name:
Title:

Term 1 Commitment:	$